UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2006

OMNICOM GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

New York (State or Other Jurisdiction of Incorporation)	333-132625 (Commission File Number)	13-1514814 (IRS Employer Identification No.)

437 Madison Avenue, New York, NY (Address of Principal Executive Offices)	10022 (Zip Code)

Registrants’ telephone number, including area code: (212) 415 -3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13c under the Exchange Act

Item 7.01 Regulation FD Disclosure

        On March 24, 2006, Omnicom Group Inc., together with its wholly owned direct finance subsidiaries, Omnicom Capital Inc. and Omnicom Finance Inc., announced the pricing of their public offering of $1.0 billion aggregate principal amount of senior notes. The transaction is expected to close on March 29, 2006.

        A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.

        The foregoing information (including the exhibit hereto) is being furnished under “Item 7.01 Regulation FD Disclosure.” Such information (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

        The filing of this Report and the furnishing of this information pursuant to Item 7.01 do not mean that such information is material or that disclosure of such information is required.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release dated March 24, 2006

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                         Omnicom Group, Inc.

Date: March 24, 2006

By: /s/ Philip J. Angelastro

Name: Philip J. Angelastro Title: Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated March 24, 2006